Exhibit 10.1

Execution Version

INCREMENTAL COMMITMENT AND ASSUMPTION AGREEMENT

dated as of August 26, 2022,

made by

THE ASSUMING LENDERS PARTY HERETO,
as Assuming Lenders,

THE INCREASING LENDERS PARTY HERETO,
as Increasing Lenders,

relating to the

SENIOR SECURED
REVOLVING CREDIT AGREEMENT

dated as of April 6, 2022,

among

REDWOOD ENHANCED INCOME CORP.,
as Borrower,

The Lenders Party Thereto,

and

ING CAPITAL LLC,
as Administrative Agent, Arranger and Bookrunner

INCREMENTAL COMMITMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of August 26, 2022 and effective as of the Effective Date (as defined below), by and among REDWOOD ENHANCED INCOME CORP., a Maryland corporation (the “Borrower”), each Person identified as an “Increasing Multicurrency Lender” on the signature pages hereto (the “Increasing Multicurrency Lenders”), each Person identified as an “Increasing Dollar Lender” on the signature pages hereto (the “Increasing Dollar Lenders” and, together with the Increasing Multicurrency Lender, the “Increasing Lenders”), each Person identified as an “Assuming Lender” on the signature pages hereto (the “Assuming Lenders” and, together with the Increasing Lenders, the “Incremental Lenders”) and ING CAPITAL LLC, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of April 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”).

A.       The Borrower has requested that (i) each of the Assuming Lenders become a Lender under the Credit Agreement, (ii) the Assuming Lenders and the Increasing Dollar Lenders provide additional Dollar Commitments on and as of the Effective Date in an amount set opposite such Assuming Lender’s or Increasing Dollar Lender’s, as applicable, name on Annex I hereto (the “Incremental Dollar Commitment”), and (iii) the Increasing Multicurrency Lenders provide additional Multicurrency Commitments on and as of the Effective Date in an amount set opposite such Increasing Multicurrency Lender’s name on Annex I hereto (the “Incremental Multicurrency Commitment” and together with the Incremental Dollar Commitment, the “Incremental Commitment”), pursuant to Section 2.06(f) of the Credit Agreement.

B.       Each Incremental Lender is willing to make its respective portion of the Incremental Commitment to the Borrower effective on and as of the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Commitment.

(a) Pursuant to Section 2.06(f) of the Credit Agreement and subject to the terms and conditions hereof, each Incremental Lender hereby agrees to make its respective portion of the Incremental Commitment to the Borrower effective on and as of the Effective Date. The Incremental Commitment shall constitute an additional “Commitment” in the form of a “Dollar Commitment” or a “Multicurrency Commitment” and a “Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents, and the Effective Date shall be the “Commitment Increase Date” of each Incremental Commitment for purposes of Section 2.06(f) of the Credit Agreement.

(b)       The terms and provisions of any new Loans issued by the Incremental Lenders and the Incremental Commitment of such Incremental Lender shall, as applicable, be identical to the other Dollar Commitments and Multicurrency Commitments (as applicable) made under the Credit Agreement immediately prior to the Effective Date.

(c)       On the Effective Date, in connection with the adjustments, if any, to any outstanding Dollar Loans, Multicurrency Loans and participation interests contemplated by Section 2.06(f)(iv) of the Credit Agreement, each applicable Incremental Lender shall make a payment to the Administrative Agent, for the account of the other Dollar Lenders or Multicurrency Lenders, as applicable, in an amount calculated by the Administrative Agent in accordance with such section, so that after giving effect to such payment and to the distribution thereof to the other Dollar Lenders or Multicurrency Lenders, as applicable, in accordance with such section, the Dollar Loans or Multicurrency Loans, as applicable, are held ratably by the Dollar Lenders or Multicurrency Lenders, as applicable, in accordance with the respective Dollar Commitments of such Dollar Lenders or Multicurrency Commitments of such Multicurrency Lenders, as applicable (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the Effective Date).

(d)       As of the Effective Date, each Assuming Lender shall become a “Dollar Lender” and a “Lender” under the Credit Agreement and shall have all rights and obligations of a Dollar Lender and a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto.

(e)       Schedule 1.01(b) of the Credit Agreement is hereby amended and restated to read as provided on Schedule 1.01(b) attached hereto as Annex II.

SECTION 3. Conditions Precedent to Incremental Commitment. This Agreement, and the Incremental Commitment of each Incremental Lender, shall become effective on and as of the Business Day (the “Effective Date”) occurring on which the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)       the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Issuing Bank, the Administrative Agent and the Incremental Lenders;

(b)       on the Effective Date, each of the conditions set forth or referred to in Section 2.06(f)(i) of the Credit Agreement shall be satisfied, and pursuant to Section 2.06(f)(ii)(x) of the Credit Agreement, the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated the Effective Date certifying as to the foregoing;

(c)       the Administrative Agent shall have received (or shall concurrently receive) for the account of the Dollar Lenders and/or the Multicurrency Lenders the amounts, if any, payable under Section 2.13 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 2(c) of this Agreement, which amounts may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date;

(d)       the Administrative Agent, for the benefit of each Incremental Lender, shall have received (or shall concurrently receive) all fees due and owing to such Incremental Lender on the Effective Date, including any up-front fees due to any Incremental Lender on the Effective Date, which fees may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date;

(e)       the Borrower shall have paid, or substantially concurrently with the Effective Date is paying, Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Administrative Agent, for its reasonable and documented fees, charges and disbursements related to this Agreement invoiced at least one (1) Business Day prior to the Effective Date, which fees, charges and disbursements may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date; and

(f)       pursuant to and to the extent required under Section 9.03 of the Credit Agreement, the Administrative Agent shall have received all other reasonable and documented out-of-pocket fees and expenses related to this Agreement due and owing on the Effective Date, which fees and expenses may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date.

SECTION 4.    Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Incremental Lenders that, as of the Effective Date:

(a)       This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of such enforceability is considered in a proceeding in equity or at law).

(b)       Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which is true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)       No Default or Event of Default has occurred and is continuing on the Effective Date or will result from the Incremental Commitment.

SECTION 5.     Representations, Warranties and Covenants of the Assuming Lenders. Each Assuming Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to make its respective Incremental Commitment set forth opposite such Assuming Lender’s name on Annex I hereto and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its respective Incremental Commitment set forth opposite such Assuming Lender’s name on Annex I hereto, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(c) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make its respective Incremental Commitment set forth opposite such Assuming Lender’s name on Annex I hereto on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assuming Lender and (vi) it is not a Direct Competitor; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate from time to time, continue to make its own credit decisions in taking or not taking actions under or based upon the Loan Documents or any related agreement or any document furnished hereunder or thereunder, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 6.    Consent and Reaffirmation. The Borrower (i) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (ii)  acknowledges that the terms “Obligations,” “Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured Obligations” (each as defined in the Guarantee and Security Agreement or the Credit Agreement, as applicable) include any and all Loans made now or in the future by any Incremental Lender in respect of its respective Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding), and (iii) confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended and supplemented hereby). On the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as modified hereby.

SECTION 7.     Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8.     Expenses. Pursuant to and to the extent set forth in Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement, that are due and owing as of the date hereof, in accordance with the Credit Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent.

SECTION 9.     Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10.   Applicable Law; Jurisdiction; Consent to Service of Process; Etc. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 9.09(B), (C) AND (D) OF THE CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.

SECTION 11.   Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

SECTION 12.   Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13.   No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.

SECTION 14.  Electronic Execution of Documents. The words “execution,” “execute,” “signed,” “signature” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 15.   Acknowledgment and Consent. The Administrative Agent hereby acknowledges that it has received notice pursuant to Section 2.06(f)(i) of the Credit Agreement within the time period required thereunder. The Administrative Agent hereby consents to the Commitment Increase amount set forth on Annex I attached hereto. Pursuant to Section 2.06(f)(i)(C) of the Credit Agreement, each of the Administrative Agent, the Issuing Bank and the Borrower consents to each Assuming Lender becoming a Lender under the Credit Agreement and to their respective Commitment Increase provided for herein. For the avoidance of doubt, the Borrower hereby acknowledges, and consents to the fact, that the Effective Date (and thereby the Commitment Increase Date with respect to the Incremental Commitments provided for herein) may occur on a day other than the last day of the Interest Period).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

REDWOOD ENHANCED INCOME CORP.,
as Borrower

By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Co-President

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

ING CAPITAL LLC, as Administrative Agent and as Issuing Bank

By:	/s/ Patrick Frisch
Name: Patrick Frisch Title: Managing Director

By:	/s/ Dominik Breuer
Name: Dominik Breuer Title: Director

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

CIT FINANCE LLC,
as an Increasing Multicurrency Lender

By:	/s/ Robert L. Klein
Name: Robert L. Klein
Title: Managing Director

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

TIAA, FSB,
as an Increasing Dollar Lender

By:	/s/ Joshua Kinsey
Name: Joshua Kinsey
Title: Vice President

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

BANK OF HOPE,
as an Increasing Dollar Lender

By:	/s/ Keri Svancara
Name: Keri Svancara
Title: SVP, Corporate Banking

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

FIRST FOUNDATION BANK,
as an Assuming Lender

By:	/s/ Nicole Barber
Name: Nicole Barber
Title: VP- Corporate Banker

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

MITSUBISHI HC CAPITAL AMERICA, INC.,
as an Assuming Lender

By:	/s/ James M. Giaimo
Name: James M. Giaimo
Title: Chief Credit Officer Commercial Finance

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

APPLE BANK FOR SAVINGS,
as an Assuming Lender

By:	/s/ Burt Feinberg
Name: Burt Feinberg
Title: Managing Director

[Signature Page to Incremental Commitment and Assumption Agreement – Redwood]

ANNEX I

Incremental Dollar Commitments

Lender	Commitment Amount
Bank of Hope	$10,000,000
TIAA, FSB	$20,000,000
First Foundation Bank	$30,000,000
Mitsubishi HC Capital America, Inc.	$20,000,000
APPLE BANK FOR SAVINGS	$15,000,000
Total	$95,000,000

Incremental Multicurrency Commitments

Lender	Commitment Amount
CIT Finance LLC	$10,000,000
Total	$10,000,000

ANNEX II

Schedule 1.01(b)

Dollar Commitments

Lender	Commitment Amount
Bank of Hope	$25,000,000
TIAA, FSB	$50,000,000
First Foundation Bank	$30,000,000
Mitsubishi HC Capital America, Inc.	$20,000,000
APPLE BANK FOR SAVINGS	$15,000,000
Total	$140,000,000

Multicurrency Commitments

Lender	Commitment Amount
ING Capital LLC	$85,000,000
CIT Finance LLC	$25,000,000
Total	$110,000,000